                                                                      EXHIBIT 24

                                 POWER OF ATTORNEY

 WHEREAS, BELL ATLANTIC - WEST VIRGINIA, INC., a West Virginia corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1995, an Annual Report on Form 10K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

 WHEREAS, each of the undersigned is an officer or director, or both, of the Company as stated below;

 NOW THEREFORE, each of the undersigned hereby constitutes and appoints David E. Lowe, Ritchie A. Ireland, II and John R. Ruddick and each of them, as attorneys for the purpose of executing and filing such Annual Report, and thereafter to execute and file any amended Annual Report or supplements to such reports, hereby granting to said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and conforming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on the 28th day of March, 1995.

    /s/ DAVID E. LOWE                          /s/ NEIL S. BUCKLEW
-------------------------------------    -------------------------------------
        David E. Lowe                              Neil S. Bucklew
     Director, President                               Director

 /s/ WILLIAM C. CAMPBELL                         /s/ DAVID K. HALL
-------------------------------------    -------------------------------------
     William C. Campbell                             David K. Hall
         Director                               Director, Vice President

  /s/ RUSSELL L. ISAACS                         /s/ WILBUR S. JONES
-------------------------------------    -------------------------------------
      Russell L. Isaacs                             Wilbur S. Jones
          Director                                      Director

    /s/ DAN R. MOORE                            /s/ LACY I. RICE, JR.
-------------------------------------    -------------------------------------
        Dan R. Moore                                Lacy I. Rice, Jr.
          Director                                      Director

   /s/ SUSAN S. ROSS
-------------------------------------
       Susan S. Ross
         Director